                                                                    EXHIBIT 99-b


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         As required by 18 U.S.C. Section 1350, I, S. Carl Soderstrom, Jr., Senior Vice President and Chief Financial Officer of ArvinMeritor, Inc., hereby certify that:

         3. The Quarterly Report of ArvinMeritor, Inc. on Form 10-Q for the Quarterly Period Ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and


         4. The information contained in that report fairly presents, in all material respects, the financial condition and results of operations of ArvinMeritor, Inc.



/s/ S. Carl Soderstrom, Jr.
--------------------------------
S. Carl Soderstrom, Jr.


Date: August 14, 2002



This certification accompanies the Quarterly Report of ArvinMeritor, Inc. on Form 10-Q for the Quarterly Period ended June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by ArvinMeritor, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.